Exhibit 10.21

NEXVET BIOPHARMA PUBLIC LIMITED COMPANY

REGISTRATION RIGHTS AGREEMENT

22 January 2015

Schedule A - Schedule of Investors

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REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of the 22 day of January 2015, by and among Nexvet Biopharma Public Limited Company, an Irish public limited company of 88 Harcourt Street, Dublin 2, Ireland (the “Company”), and each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor” and any additional purchaser that becomes a party to this Agreement in accordance with Section 3.10 hereof.

RECITALS

WHEREAS, the Company and its shareholders are party to that certain Shareholders Agreement, dated September 4, 2014, as amended (the “Shareholders Agreement”); and

WHEREAS, pursuant to the terms of the Shareholders Agreement, if the Company undertakes a Qualifying IPO or other IPO (as each of those terms is defined in the Shareholders Agreement) in the United States, each holder of the Company’s Series B Preference Shares shall have the right to enter into an agreement with the Company that would grant such holder certain demand, Form S-3 and piggyback registration rights (the “Registration Rights”); and

WHEREAS, the Company and the undersigned holders of Series B Preference Shares desire to enter into an agreement providing for the Registration Rights.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Definitions. For purposes of this Agreement:

1.1 “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

1.2 “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other applicable law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any free writing prospectus relating to the Registrable Securities or any amendments or supplements to the foregoing; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of any Securities Laws.

1.3 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.4 “Excluded Registration” means (i) a registration relating to the sale of securities to directors, officers, employees or consultants of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Ordinary Shares being registered is Ordinary Shares issuable upon conversion of debt securities that are also being registered.

1.5 “Farallon Investors” means any investment funds and accounts managed by Farallon Capital Management, L.L.C. and any permitted assigns of these funds and accounts.

1.6 “Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC.

1.7 “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.8 “Fund” means in respect of a Fund Trustee, the investment fund for which it holds Registrable Securities.

1.9 “Fund Trustee” means a Holder which enters into this Agreement as trustee, custodian, sub-custodian or nominee of a Fund.

1.10 “Holder” means any holder of Registrable Securities who is a party to this Agreement.

1.11 “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including, adoptive relationships, of a natural person referred to herein.

1.12 “Initiating Holders” means, collectively, Holders who properly initiate a registration request under this Agreement.

1.13 “IPO” means the Company’s first underwritten public offering of its Ordinary Shares under the Securities Act.

1.14 “Ordinary Shares” means the Company’s Ordinary Shares, par value $0.125 per share.

1.15 “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

1.16 “Preference Shares” means, collectively, shares of the Company’s SIRPS and Series B Preference Shares.

1.17 “Registrable Securities” means the following Ordinary Shares held by a Holder: (i) the Ordinary Shares issuable or issued upon conversion of the Preference Shares; (ii) any Ordinary Shares, or any Ordinary Shares issued or issuable (directly or indirectly) upon conversion and/or exercise of any other securities of the Company, acquired by the Investors after

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the date hereof (including Ordinary Shares acquired by an Investor after the date hereof pursuant to the full or partial exercise of any warrant to purchase Ordinary Shares); and (iii) any Ordinary Shares issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (i) and (ii) above (including as a result of any combination, recapitalization, merger, consolidation, reorganization or other corporate event or transaction); excluding in all cases, however, any Ordinary Shares sold by a Person in a transaction in which the applicable rights under this Agreement were not assigned pursuant to Subsection 3.2, and excluding for purposes of Section 2 any Ordinary Shares for which registration rights have terminated pursuant to Subsection 2.13 of this Agreement.

1.18 “Registrable Securities then outstanding” means the number of shares determined by adding (i) the number of outstanding Ordinary Shares that are Registrable Securities and are then issued and outstanding and (ii) the number of Ordinary Shares that are Registrable Securities and are then issuable (directly or indirectly) pursuant to then exercisable and/or convertible securities.

1.19 “Restricted Securities” means the securities of the Company required to be notated with the legend set forth in Subsection 2.12(b) hereof.

1.20 “SEC” means the Securities and Exchange Commission.

1.21 “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

1.22 “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

1.23 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.24 “Securities Laws” means the Securities Act, the Exchange Act, any U.S. state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any U.S. state securities law.

1.25 “Selling Expenses” means all underwriting discounts, selling commissions, taxes, or other costs, expenses or disbursements applicable to the sale of Registrable Securities, fees and disbursements of counsel for any Holder except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Subsection 2.6.

1.26 “SIRPS” means the Company’s preferred shares designated as “SIRPS”, par value $0.125 per share.

1.27 “Series B Preference Shares” means the Company’s Series B Preference Shares, par value $0.125 per share.

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2. Registration Rights. The Company covenants and agrees as follows:

2.1 Demand Registration.

(a) If at any time after one hundred eighty (180) days after the effective date of the registration statement for the IPO, the Company receives a request from Holders of Registrable Securities representing at least ten percent (10%) of the then outstanding Ordinary Shares that the Company file a Form S-1 registration statement with respect to at least sixty percent (60%) of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of Selling Expenses, would exceed $20 million), then the Company shall (x) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Initiating Holders; and (y) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Initiating Holders, file a Form S-1 registration statement under the Securities Act covering all Registrable Securities that the Initiating Holders requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c), 2.1(d) and 2.3.

(b) If at any time when it is eligible to use a Form S-3 registration statement, the Company receives a request from Holders of Registrable Securities representing at least five percent (5%) of the then outstanding Ordinary Shares that the Company file a Form S-3 registration statement with respect to outstanding Registrable Securities of such Holders having an anticipated aggregate offering price, net of Selling Expenses, of at least $5 million, then the Company shall (i) within ten (10) days after the date such request is given, give a Demand Notice to all Holders other than the Initiating Holders; and (ii) as soon as practicable, and in any event within forty-five (45) days after the date such request is given by the Initiating Holders, file a Form S-3 registration statement under the Securities Act covering all Registrable Securities requested to be included in such registration by the Initiating Holders, or any other Holders as specified by notice given by each such Holder to the Company within twenty (20) days of the date the Demand Notice is given, and in each case, subject to the limitations of Subsections 2.1(c), 2.1(d) and 2.3.

(c) Notwithstanding the foregoing obligations, if the Company furnishes to Holders requesting a registration pursuant to this Subsection 2.1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Company’s Board of Directors it would be materially detrimental to the Company and its shareholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than ninety (90) days after the request of the Initiating Holders is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period.

(d) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(a): (i) during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is one hundred eighty (180) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to

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become effective; (ii) after the Company has effected two registrations pursuant to Subsection 2.1(a); or (iii) if the Initiating Holders propose to dispose of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Subsection 2.1(b). The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Subsection 2.1(b): (x) during the period that is thirty (30) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration, provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or (y) if the Company has effected two registrations pursuant to Subsection 2.1(b) within the twelve (12) month period immediately preceding the date of such request. A registration shall not be counted as “effected” for purposes of this Subsection 2.1(d) until such time as the applicable registration statement has been declared effective by the SEC, unless the Initiating Holders withdraw their request for such registration, elect not to pay the registration expenses therefor, and forfeit their right to one demand registration statement pursuant to Subsection 2.6, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Subsection 2.1(d).

2.2 Company Registration . If the Company proposes to register (including, for this purpose, a registration effected by the Company for shareholders other than the Holders) any of its Ordinary Shares under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Subsection 2.3, cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Subsection 2.2 before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Subsection 2.6.

2.3 Underwriting Requirements.

(a) If, pursuant to Subsection 2.1, the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of a firm commitment underwriting, they shall so advise the Company as a part of their request made pursuant to Subsection 2.1, and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by the Company and consented to by a majority in interest of the Initiating Holders (such consent not to be unreasonably withheld). In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Subsection 2.3, if the managing underwriter(s) advise(s) the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including the Initiating Holders, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

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(b) In connection with any offering involving an underwriting of the Company’s capital stock pursuant to Subsection 2.2, the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable) to the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in the offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below twenty percent (20%) of the total number of securities included in such offering, unless such offering is the IPO, in which case the selling Holders may be excluded further if the underwriters make the determination described above and no other shareholder’s securities are included in such offering. For purposes of the provision in this Subsection 2.3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, shareholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.

(c) For purposes of Subsection 2.1, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Subsection 2.3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such registration statement are actually included.

2.4 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective and, (i) in the case of registration pursuant to Subsection 2.1(a), upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or, if earlier, until the distribution contemplated in the registration statement has been completed (provided, however, that such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holders of a majority of the Registrable Securities refrain, at the request of an underwriter of securities of the Company, from selling any securities included in such registration) and (ii) in the case of registration pursuant to Subsection 2.1(b), keep such registration continuously effective for a period ending when all Ordinary Shares covered by such registration have been disposed of pursuant thereto or are otherwise no longer Registrable Securities;

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(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to the selling Holders such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate their disposition of their Registrable Securities;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other U.S. state securities laws as shall be reasonably requested by the selling Holders; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities subject to such underwritten offering (including, to the extent reasonably requested by the underwriters, sending appropriate officers of the Company to attend “road shows” scheduled in reasonable number and at reasonable times in connection with any such underwritten offering, and obtaining customary comfort letters and legal opinions);

(f) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange or other trading facility on which similar securities issued by the Company are then listed, or if no such similar securities are then listed, on a national securities exchange or other trading facility selected by the Company with the approval of a majority of the selling Holders;

(g) promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(h) notify each selling Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed;

(i) after such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus;

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(j) after the filing of such registration statement, promptly notify each selling Holder of any stop order issued or threatened to be issued by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

(k) immediately notify each selling Holder of the occurrence of any event requiring the preparation of a supplement or amendment to the prospectus contained in such registration statement so that as thereafter delivered to the purchaser of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly make available to each selling Holder any such supplement or amendment;

(l) use its reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the SEC promulgated thereunder (or any successor rule or regulation hereafter adopted by the SEC);

(m) in the case of an underwritten offering of Registrable Securities upon prior notice, at reasonable times, and subject to reasonable requirements designed to protect any confidential information, make available for inspection by any selling Holder of Registrable Securities subject to such underwritten offering, any underwriter participating in any disposition of such Registrable Securities and any attorney, accountant or other professional retained by any such selling Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any of the foregoing Persons in connection with such registration statement for the purpose of exercising such due diligence responsibility; and

(n) if a Holder named in such registration statement as a holder of securities of the Company shall determine (in its sole and exclusive judgment) that such Holder is or might be deemed to be an underwriter or a controlling person of the Company, insert in such registration statement, if requested by such Holder, language, in form and substance satisfactory to such Holder and presented to the Company in writing, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered by such registration statement and that such holding does not imply that such Holder shall assist in meeting any future financial requirements of the Company.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

2.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as is reasonably required to effect the registration of such Holder’s Registrable Securities.

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2.6 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the reasonable fees and disbursements not to exceed $20,000, of one counsel for the selling Holders (to be selected by the selling Holders) (“Selling Holder Counsel”), shall be borne and paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Subsection 2.1 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one registration pursuant to Subsections 2.1(a) or 2.1(b), as the case may be. All Selling Expenses relating to Registrable Securities registered pursuant to this Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

2.7 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.8 Indemnification. If any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, employees, representatives, and Affiliates and shareholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of Section 15 of the Securities Act or Section 20 the Exchange Act, against any Damages, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Damages to the extent that they arise out of or are based upon any information relating to such selling Holder that was included in or omitted from the relevant registration statement, preliminary prospectus, final prospectus or free writing prospectus, or any amendment or supplement to any of the foregoing, in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use therein.

(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder against any Damages, in each case only to the extent that such Damages arise out of or are based upon any information relating to such selling Holder that was included in or omitted from the relevant registration statement, preliminary prospectus, final prospectus or free writing prospectus, or any amendment or supplement to any of the foregoing, in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use therein; and each such selling Holder will pay to

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the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 2.8(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Subsections 2.8(b) and 2.8(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c) Promptly after receipt by an indemnified party under this Subsection 2.8 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 2.8, give the indemnifying party prompt notice of the commencement thereof. The indemnifying party (and, to the extent the indemnifying party so desires, any other indemnifying party to which notice has been given), shall assume the defense thereof with counsel mutually satisfactory to the indemnified party and shall assume the payment of all related fees and expenses; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action or if the indemnifying party and the indemnified party otherwise mutually agree to the retention of such counsel. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such consent, or if there be final judgment for the plaintiff, the indemnifying party shall indemnify and hold harmless such indemnified parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability arising out of such proceedings without any admission of liability by such indemnified party.

(d) To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either: (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 2.8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 2.8 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 2.8, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission;

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provided, however, that, in any such case no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Subsection 2.8(d), when combined with the amounts paid or payable by such Holder pursuant to Subsection 2.8(b), exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Subsection 2.8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering of Registrable Securities are in conflict with the foregoing provisions of this Subsection 2.8, the provisions in the underwriting agreement shall control.

(f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Subsection 2.8 shall survive the completion of any offering of Registrable Securities in a registration under this Section 2, and otherwise shall survive the termination of this Agreement.

2.9 Reports Under Exchange Act. With a view to making available to the Holders the benefits of SEC Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:

(a) make and keep available adequate current public information, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the registration statement filed by the Company for the IPO;

(b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the registration statement filed by the Company for the IPO), the Securities Act, and the Exchange Act (at any time after the Company has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies); and (ii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

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2.10 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would provide to such holder the right to include securities in any registration other than on a subordinate basis after all Holders have had the opportunity to include in the registration and offering all Registrable Securities that they wish to so include; provided that this limitation shall not apply to any additional Investor who becomes a party to this Agreement in accordance with Subsection 3.10.

2.11 “Market Stand-off” Agreement. In the case of an underwritten offering by the Company of its Ordinary Shares or other equity securities that is registered on Form S-1 or Form S-3, each Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to such offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed (x) one hundred eighty (180) days in the case of the IPO, or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto, or (y) ninety (90) days in the case of any registration other than the IPO, or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto), (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Ordinary Shares (whether such shares or any such securities are then owned by the Holder or are thereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Ordinary Shares or other securities, in cash, or otherwise. The foregoing provisions of this Subsection 2.11 shall not apply to: (x) the sale of any Ordinary Shares to an underwriter pursuant to an underwriting agreement; or (y) the transfer of any securities to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, provided, that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein and any such transfer shall not involve a disposition for value. In addition, the agreement of each Holder set forth in the first sentence of this Subsection 2.11 is conditioned, in the case of any particular underwritten registered offering, upon (1) all officers and directors of the Company and all shareholders individually owning more than five percent (5%) of the outstanding Ordinary Shares (after giving effect to conversion into Ordinary Shares of all outstanding Preference Shares) being subject to the same restrictions applicable to such holder and (2) in any primary offering by the Company, the Company having entered into a customary lockup agreement with the underwriters. Each Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Subsection 2.11 or that are necessary to give further effect thereto. Notwithstanding the foregoing, to the extent that the provisions set forth in any other lock-up agreement entered into between a Holder and the underwriter(s) of a registered public offering subject to this Subsection 2.11 are in conflict with the foregoing provisions of this Subsection 2.11, the provisions of such other lock-up agreement will control.

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2.12 Restrictions on Transfer.

(a) The Preference Shares and the Registrable Securities shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Holder will cause any proposed purchaser, pledgee, or transferee of the Preference Shares and the Registrable Securities held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement, to the extent such transferring Holder has assigned its rights hereunder to such purchaser, pledgee or transferee pursuant to Subsection 3.2 hereof.

(b) Each certificate, instrument, or book entry representing (i) the Preference Shares, (ii) the Registrable Securities, and (iii) any other securities issued in respect of the securities referenced in clauses (i) and (ii), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.12(c)) be notated with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Holders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.12.

(c) The holder of such Restricted Securities, by acceptance of ownership thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction, the Holder thereof shall give notice to the Company of such Holder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Holder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Holder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Holder to the Company. The Company will not require such a notice and legal opinion or “no action” letter (x) in any transaction in compliance with SEC

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Rule 144 or effected under an effective registration statement; or (y) in any transaction in which such Holder distributes Restricted Securities to an Affiliate of such Holder for no consideration; provided that each such transferee agrees in writing to be subject to the terms of this Subsection 2.12. Each certificate, instrument, or book entry representing the Restricted Securities transferred as above provided shall be notated with, except if such transfer is made pursuant to SEC Rule 144, the appropriate restrictive legend set forth in Subsection 2.12(b), except that such certificate instrument, or book entry shall not be notated with such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

2.13 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Subsections 2.1 or 2.2 shall terminate upon the earliest to occur of:

(a) the closing of a merger, consolidation, share exchange or reorganization of the Company with or into any other entity, or any other transaction or series of related transactions, in which the shareholders of the Company immediately prior to such merger, consolidation, share exchange or reorganization own less than fifty percent (50%) of the voting power of the surviving entity, or a sale, conveyance or other disposition of all or substantially all of the assets of the Company, but excluding (i) any merger effected exclusively for the purpose of changing the domicile of the Company, and (ii) any transaction in which the holders of voting securities of the Company immediately prior to such transaction beneficially own, directly or indirectly, a majority of the combined voting power of the surviving entity following the transaction; and

(b) such time as Rule 144 or another similar exemption under the Securities Act is available for the public sale without Securities Act registration of all of such Holder’s (and such Holder’s Affiliates’) Registrable Securities without limitation in a single transaction.

3. Miscellaneous.

3.1 Limitation of Liability of Fund Trustee

(a) A Fund Trustee is bound by this Agreement only in its capacity as trustee, custodian, and in no other capacity, unless otherwise specifically stated in this Agreement.

(b) Subject to clause 3.1(e), the rights of other parties and the Fund under or in respect of this Agreement, whether express or implied by applicable law or otherwise, are not exercisable against the relevant Fund Trustee other than in its capacity as trustee, custodian, subcustodian or nominee of the Fund.

(c) Subject to clause 3.1(e), but despite any other provision of this Agreement, the Fund Trustee is not liable to pay or satisfy, and the Fund nor any party is entitled to enforce against the Fund Trustee, any damages suffered by or amounts owing to the party or the Fund, which result from a breach or non-performance of an obligation, representation or warranty (whether express, implied by law or otherwise) of the Fund Trustee under or in respect of this Agreement (including in relation to any conduct, omission or transaction in relation to this Agreement) except to the extent the Fund Trustee is entitled to be indemnified (whether from the Fund for which the Fund Trustee holds its units or shares, by way of insurance or otherwise) and is actually indemnified in its capacity as trustee, custodian, subcustodian or nominee of the Fund in respect of that obligation, representation or warranty and those damages and amounts are recoverable by the Fund Trustee under that indemnity.

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(d) Subject to clause 3.1(e), if a party does not recover all damages suffered and amounts owing to it as a result of a breach or non-performance of any obligation of the Fund Trustee under or in respect of this Agreement (whether express or implied by applicable law or otherwise), the party may not seek to recover the shortfall by applying to have the Fund Trustee wound up.

(e) The limitations in clause 3.1(b) to 3.1(d):

(i) do not apply to the extent that those damages or amounts owing are not able to be satisfied because the entitlement of the Fund Trustee to be indemnified in its capacity as trustee, custodian, subcustodian or nominee of the Fund is reduced as a result of: (A) any negligence, willful default, fraud or dishonesty or other act or omission by the Fund Trustee or any other trustee, responsible entity, custodian, subcustodian or nominee of the fund for which the Fund Trustee holds the units or shares; or (B) any waiver, relinquishment or surrender by the Fund Trustee or any other trustee, responsible entity, custodian, subcustodian or nominee of the fund for which the Fund Trustee holds the units or shares, of any right of indemnity under the terms of appointment of the Fund Trustee relating to the fund for which the Fund Trustee holds the units or shares in respect of those damages or amounts; and

(ii) do not limit the rights of the Fund Trustee under this Agreement unless expressly specified otherwise.

(f) No attorney, agent, receiver or receiver and manager appointed in accordance with this Agreement has authority to act on behalf of the Fund Trustee in a way which exposes the Fund Trustee to any personal liability, and no act or omission of any such person will be considered negligence, willful default, fraud or dishonesty of the Fund Trustee for the purpose of clause 3.1(e)(i)(A).

3.2 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Registrable Securities that (i) is an Affiliate of a Holder; or (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement, including the provisions of Subsection 2.11. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

3.3 Governing Law. This Agreement shall be governed by the internal law of the State of New York.

3.4 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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3.5 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

3.6 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Subsection 3.6. If notice is given to the Company, a copy shall also be sent to DLA Piper LLP (US), 1251 Avenue of the Americas, New York, New York 10020, Attn: Marjorie Sybul Adams and Andrew Ledbetter.

3.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; provided that the Company may in its sole discretion waive compliance with Subsection 2.12(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Subsection 2.12(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor without the written consent of such Investor, unless such amendment, termination, or waiver applies to all Investors in the same fashion. The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Subsection 3.7 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

3.8 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

3.9 Aggregation of Stock. All Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

3.10 Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company issues additional Series B Preference Shares after the date hereof, any purchaser of such Series B Preference Shares may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” for all purposes hereunder. No action or consent by the Investors shall be required for such joinder to this Agreement by such additional Investor, so long as such additional Investor has agreed in writing to be bound by all of the obligations as an “Investor” hereunder.

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3.11 Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof (specifically including the Registration Rights contemplated by the Shareholders Agreement and the listing right included in Section 9.8 of the terms of issue of the warrants issued in connection with the Series B Preference Shares) existing between the parties is expressly canceled and superseded by this Agreement.

3.12 Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of New York or the United States District Court for the Southern District of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

3.13 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

[Remainder of Page Intentionally Left Blank]

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SCHEDULE A

Schedule of Investors

Name	Address

Bushranger Funding, LLC	On file with the Company

Akubra Investors, LLC	On file with the Company

Ute Holdings, LLC	On file with the Company

Adage Capital Partners LP	On file with the Company

Foresite Capital Fund II	On file with the Company

Boxer Capital, LLC	On file with the Company

One Funds Management Limited as trustee for Asia Pacific Healthcare Fund II	On file with the Company

Irrus Investments Nominee Limited	On file with the Company

AustraliaSuper Pty Ltd as trustee for AustralianSuper	On file with the Company

Target Venture Nominees Limited	On file with the Company

Aurum Nominees Limited	On file with the Company

Michael Kilty	On file with the Company

Ruth-Anne Kilty	On file with the Company

Hibbs Nominees Pty Ltd as trustee for the Hibbs Superannuation Fund	On file with the Company

Robert Patrick Gearing	On file with the Company

Left Wheel Design Pty Ltd as trustee for the Alp Retirement Fund	On file with the Company

Simon Coghlan as trustee for the Simon J Coghlan No. 2 Family Trust	On file with the Company

Dr Paul Wood and Mrs Veronica Wood as trustees for the Wood Family Superannuation Fund	On file with the Company

Dr Paul Wood and Mrs Veronica Wood as trustees for the P & V Wood Family Trust	On file with the Company

Labyrinth (VIC) Pty Ltd	On file with the Company

Cthulhu Ventures LLC	On file with the Company

Bertie Weitkamp and Gillian Emond as trustees for Aussie Superannuation Fund	On file with the Company

Name	Address

Fortus Funds Investments Pty Ltd	On file with the Company

Joakim Rodin	On file with the Company

Khatabundah Pty Ltd as trustee for The Gibson Family Trust	On file with the Company

Balalaika Pty Ltd as trustee for Elanden Family Trust no. 1	On file with the Company

Elena Virtue	On file with the Company

Thomas Petrakos	On file with the Company

Paul Tontodonati	On file with the Company

John Cox	On file with the Company

Karen Adams	On file with the Company

Geraldine Therese Farrell and Andrew John Benston as trustee for Bulla Bulla Family Trust	On file with the Company

Wald Funds Pty Ltd	On file with the Company

JanCutz Pty Ltd	On file with the Company

Glenariff Superannuation Pty Ltd	On file with the Company

Jane Shirley Eagleson	On file with the Company

Colin Giles	On file with the Company

Nexvet EBT Limited	On file with the Company

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Given under the Common Seal of

Nexvet Biopharma Public Limited Company

which was affixed hereto and

this Deed was delivered:

/s/ Christopher N. Brown Signature of director	/s/ Geraldine T. Farrell Signature of company secretary

Christopher N. Brown Name of director (print)	Geraldine T. Farrell Name of company secretary (print)

Date: 20 January 2015

Executed by each of:

Bushranger Funding, LLC

Akubra Investors, LLC

Ute Holdings, LLC

By: Farallon Capital Management, L.L.C., their Manager

By:	/s/ Rajiv A. Patel
Name: Rajiv A. Patel

Title: Managing Member

Date: Dec. 16, 2014

Executed by Adage Capital Partners, LP by:

Adage Capital Partners, GP, LLC, its General Partner	/s/ Dan Lehan Signature of General Partner

Dan Lehan, COO Name of General Partner (print)

Adage Capital Advisors, LLC, its Managing Member	/s/ Dan Lehan Signature of Managing Member

Dan Lehan, COO Name of Managing Member (print)

Date: Dec 16 2014

Executed by Foresite Capital Fund II, LP by:

Dennis D. Ryan, CFO of Foresite Capital Management II, LLC, General Partner of Foresite Capital Fund II, LP	/s/ Dennis D. Ryan Signature of Dennis D. Ryan

Date: Dec 30 2014

Executed by Boxer Capital LLC by:

/s/ Aaron Davis Signature of Aaron Davis CEO Title of Aaron Davis

Date: 1/8/2015

Executed by One Funds Management Ltd

ACN 117 797 403 in accordance with

section 127(1) of the Australian Corporations

Act 2001 (Cth) as trustee for Asia Pacific

Healthcare Fund II

/s/ Elizabeth Reddy Signature of director	/s/ Frank Tearle Signature of director or company secretary* *delete whichever does not apply

Elizabeth Reddy Name (please print)	Frank John Tearle Name (please print)

Date: 7 January 2015

Signed by the directors of Irrus Investments

Nominee Limited (Company Number: 496708)

in the presence of:

/s/ Michael Ryan Signature of director	/s/ Aidan O’Driscoll Signature of director * delete whichever is not applicable

Michael Ryan Name of director (print)	Aidan O’Driscoll Name of director (print)

Date: 16th December 2014

Signed on behalf of BCP2 Pty Ltd as attorney

and manager of AustralianSuper Pty Ltd as

trustee for AustralianSuper:

/s/ H Stephen Thompson Signature	/s/ Chris Nave Signature

H Stephen Thompson Name (print)	Chris Nave Name (print)

Date: 18 December 2014

Signed by its director for and on behalf of

Target Venture Nominees Limited (Company

Number: 460883) in the presence of:

/s/ Louis FitzGerald Signature of director	/s/ Neil Keenan Signature of director *delete whichever is not applicable

Louis FitzGerald Name of director (print)	Neil Keenan Name of director (print)

Date: 07 January 2015

Signed by for and on behalf of Aurum

Nominees Limited (Company Number: 123762)

in the presence of:

/s/ Darren Murray Signature of authorised signatory AUTHORISED SIGNATURE	/s/ Nancy Egan Signature of authorised signatory AUTHORISED SIGNATURE

Darren Murray Name of signatory (print)	Nancy Egan Name of signatory (print)

Date: 5th January 2015

Signed by Michael Kilty in the presence of:

/s/ Cormac G. Kilty Signature of witness	/s/ Michael C Kilty Signature of Michael Kilty

Cormac G. Kilty Name of witness (print)

Date: 30 December 2014

Signed by Ruth-Anne Kilty in the presence of:

/s/ Michael C Kilty Signature of witness	/s/ Ruth Anne Kilty Signature of Ruth-Anne Kilty

Michael C Kilty Name of witness (print)

Date: 30 December 2014

Executed by Hibbs Nominees Pty Ltd ACN

093 883 535 in accordance with section 127 of

the Australian Corporations Act 2001 (Cth) as

trustee for the Hibbs Superannuation Fund:

/s/ Michael Hibbs Signature of sole director

Michael Hibbs Name of director (print)

Date: 17/12/2014

Signed by Robert Patrick Gearing in the

presence of:

/s/ David Gearing Signature of witness	/s/ Robert Patrick Gearing Signature of Robert Patrick Gearing

David Gearing Name of witness (print)

Date: 12/18/2014

Executed by Left Wheel Design Pty Ltd ACN

006 119 302 in accordance with section 127 of

the Australian Corporations Act 2001 (Cth) as

trustee for the Alp Retirement Fund:

/s/ Aileen Alp Signature of director	/s/ Christopher Alp Signature of director/company secretary * delete whichever is not applicable

Aileen Alp Name of director (print)	Christopher Alp Name of director/company secretary (print)

Date: 23/12/14

Signed by Simon Coghlan as trustee for the

Simon J Coghlan No 2 Family Trust in the

presence of:

/s/ Gorgi Coghlan Signature of witness	/s/ Simon Coghlan Signature of Simon Coghlan

Gorgi Coghlan Name of witness (print)

Date: 18 December 2014

Signed by Paul Wood as trustee for the Wood Family Superannuation Fund in the presence of:

/s/ V. Wood Signature of witness	/s/ P. Wood Signature of Paul Wood

Veronica Wood Name of witness (print)

Date: 22nd December 2014

Signed by Veronica Wood as trustee for the Wood Family Superannuation Fund in the presence of:

/s/ P. Wood Signature of witness	/s/ V. Wood Signature of Veronica Wood

Paul Wood Name of witness (print)

Date: 22nd December 2014

Signed by Paul Wood as trustee for the P & V Wood Family Trust in the presence of:

/s/ V. Wood Signature of witness	/s/ P. Wood Signature of Paul Wood

Veronica Wood Name of witness (print)

Date: 22nd December 2014

Signed by Veronica Wood as trustee for the P & V Wood Family Trust in the presence of:

/s/ P. Wood Signature of witness	/s/ V. Wood Signature of Veronica Wood

Paul Wood Name of witness (print)

Date: 22nd December 2014

Executed by Labyrinth (VIC) Pty Ltd ACN 109 759 604 in accordance with section 127 of the Australian Corporations Act 2001 (Cth):

/s/ Stuart Newland Signature of sole director

Stuart Newland Name of director (print)

Date: 6th January 2015

Executed by Cthulhu Ventures LLC:

/s/ James Babcock Signature of director

James Babcock Name of director or company secretary

Date: Dec 31st 2014

Signed by Bertie Weitkamp as trustee for Aussie Superannuation Fund in the presence of:

/s/ Susan Astengo Signature of witness	/s/ Bertie Weitkamp Signature of Bertie Weitkamp

Susan Astengo Name of witness (print)

Date: 5th January 2015

Signed by Gillian Emond as trustee for Aussie Superannuation Fund in the presence of:

/s/ Susan Astengo Signature of witness	/s/ Gillian Emond Signature of Gillian Emond

Susan Astengo Name of witness (print)

Date: 5th January 2015

Executed by Fortus Funds Investments Pty Ltd ACN 146 211 912 in accordance with section 127 of the Australian Corporations Act 2001 (Cth):

/s/ Peter T Howard Signature of sole director

Peter T Howard Name of director (print)

Date: 11 January 2015

Signed by Joakim Rodin in the presence of:

/s/ Elena Virtue Signature of witness	/s/ Joakim Rodin Signature of Joakim Rodin

Elena Virtue Name of witness (print)

Date: 6 Jan 2015

Executed by Khatabundah Pty Ltd ACN 131 919 054 in accordance with section 127(1) of the Australian Corporations Act 2001 (Cth) as trustee for The Gibson Family Trust

/s/ Jayne Gibson Signature of director	/s/ Matthew Gibson Signature of director / company secretary* *delete whichever does not apply

Jayne Gibson Name of director	Matthew Gibson Name of director or company secretary

Date: 9th January 2015

Executed by Balalaika Pty Ltd ACN 106 083 925 in accordance with section 127(1) of the Australian Corporations Act 2001 (Cth) as trustee for Elanden Family Trust no. 1

/s/ L. Mandie Signature of director	/s/ N. Mandie Signature of director / company secretary* *delete whichever does not apply

L. Mandie Name of director	N. Mandie Name of director or company secretary

Date: 17/12/2014

Signed by Elena Virtue in the presence of:

/s/ Denise Agnew Signature of witness	/s/ Elena Virtue Signature of Elena Virtue

Denise Agnew Name of witness (print)

Date: 16/12/2014

Signed by Thomas Petrakos in the presence of:

/s/ Caitlin Kavanagh Signature of witness	/s/ Thomas Petrakos Signature of Thomas Petrakos

Caitlin Kavanagh Name of witness (print)

Date: 8th January 2015

Signed by Paul Tontodonati in the presence of:

/s/ Cheryl Lanters Signature of witness	/s/ Paul Tontodonati Signature of Paul Tontodonati

Cheryl Lanters Name of witness (print)

Date: 12/01/2015

Signed by John Cox in the presence of:

/s/ M. Postma Signature of witness	/s/ John Cox Signature of John Cox

Melissa Postma Name of witness (print)

Date: 21 January 2015

Signed by Karen Adams in the presence of:

/s/ M. Postma Signature of witness	/s/ Karen Adams Signature of Karen Adams

Melissa Postma Name of witness (print)

Date: 16/12/2014

Signed by Geraldine Therese Farrell as trustee for the Bulla Bulla Family Trust in the presence of:

/s/ Elena Virtue Signature of witness	/s/ Geraldine Therese Farrell Signature of Geraldine Therese Farrell

Elena Virtue Name of witness (print)

Date: 16 Dec 2014

Signed by Andrew John Benston as trustee for the Bulla Bulla Family Trust in the presence of:

/s/ Wendy Hickson Signature of witness	/s/ Andrew John Benston Signature of Andrew John Benston

Wendy Hickson Name of witness (print)

Date: 23/12/2014

Executed by Wald Funds Pty Ltd (ACN 116 507 236) in accordance with section 127 of the Australian Corporations Act 2001 (Cth) as trustee for Wald Funds Unit Trust:

/s/ Graeme Wald Signature of director

Graeme Wald Name of director (print)

Date: 29 Dec 2014

Executed by JanCutz Pty Ltd (ACN 168 263 269) in accordance with section 127 of the Australian Corporations Act 2001 (Cth) as trustee for Emuna Superannuation Fund:

/s/ Graeme Wald Signature of director

Graeme Wald Name of director (print)

Date: 29 Dec 2014

Executed by Glenariff Superannuation Pty Ltd (ACN 161 010 591) in accordance with section 127 of the Australian Corporations Act 2001 (Cth) as trustee for Glenariff Super Fund Account:

/s/ Marie Lismore Signature of director	/s/ Damian Lismore Signature of director/company secretary * delete whichever is not applicable

Marie Lismore Name of director (print)	Damian Lismore Name of director/company secretary (print)

Date: 15 Dec 2014

Signed by Jane Shirley Eagleson in the presence of:

/s/ Elena Virtue Signature of witness	/s/ Jane Shirley Eagleson Signature of Jane Shirley Eagleson

Elena Virtue Name of witness (print)

Date: 17/12/2014

Signed by Colin Giles in the presence of:

/s/ Elena Virtue Signature of witness	/s/ Colin Giles Signature of Colin Giles

Elena Virtue Name of witness (print)

Date: 17/12/2014

Executed by Nexvet EBT Limited (Company no. 550943) in accordance with its articles of association:

/s/ Geraldine T. Farrell Signature of director	/s/ Karen Adams Signature of director/company secretary

Geraldine T. Farrell Name of director (print)	Karen Adams Name of director/company secretary (print)

Date: 17/12/2014